UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016

LANDMARK APARTMENT TRUST, INC.

(Monument Intermediate Holdings, L.P., as successor by merger to Landmark Apartment Trust, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

(804) 237-1335

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on January 27, 2016 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 22, 2015 (the “Merger Agreement”), by and among Landmark Apartment Trust, Inc. (the “Company”), Landmark Apartment Trust Holdings, LP (the “Partnership”), Monument Partners, L.L.C., a Delaware limited liability company (“Parent”), Monument Intermediate Holdings, L.P., a wholly-owned subsidiary of Parent (f/k/a Monument REIT Merger Sub, L.P. ) (“Monument”), and Monument Partnership Merger Sub, L.P., a wholly-owned subsidiary of Monument (“Partnership Merger Sub”).

Item 1.02	Termination of a Material Definitive Agreement

On January 27, 2016, effective as of the closing of the Mergers (as defined below), the Company terminated the following material agreements:

•	Omnibus Agreement, dated as of December 31, 2013, between the Company, the Partnership, Elco Landmark Residential Holdings, LLC (“ELRH”), Elco Ltd. (f/k/a Elco Holdings, Ltd.) and Elco North America Inc.;

•	Amended and Restated Corporate Governance, dated as of January 7, 2014, between the Company, the Partnership, ELRH, OPSEU Pension Trust, DK Landmark, LLC, iStar Apartment Holdings LLC, BREDS II Q Landmark LLC, Mr. Edward Kobel and Mr. Joseph Lubeck;

•	Excess Promote Letter, dated as of December 18, 2013, from the Company and the Partnership to ELRH and Elco Landmark Residential Holdings II, LLC (“ELRH II”); and

•	Support Payment Agreement, dated as of December 20, 2013, by and among ELRH II and the Company

Item 2.01	Completion of Acquisition or Disposition of Assets

Merger Transactions

On January 27, 2016, pursuant to the Merger Agreement, (i) Partnership Merger Sub merged with and into the Partnership, with the Partnership surviving as an indirect wholly-owned subsidiary of Parent (the “Partnership Merger”), and (ii) immediately following the Partnership Merger, the Company merged with and into Monument, with Monument surviving as a direct wholly-owned subsidiary of Parent (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”).

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of the Partnership (the “Partnership Units”) issued and outstanding immediately prior to the Partnership Merger Effective Time (other than those held by the Company, Parent or an affiliate of Parent) were converted into the right to receive an amount in cash equal to $8.17, without interest (the “Partnership Per Share Merger Consideration”).

At the effective time of the REIT Merger (the “REIT Merger Effective Time”), each share of common stock, $0.01 par value per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the REIT Merger Effective Time (other than those held by any wholly-owned subsidiary of the Company or Parent), was converted into the right to receive an amount in cash equal to $8.17, without interest (the “REIT Per Share Merger Consideration”).

Immediately prior to the Partnership Merger Effective Time, all long-term incentive plan units of the Partnership (the “LTIP Units”) automatically became fully vested (whether or not then vested or subject to any performance condition or any condition related to the book-up of the capital account associated with the LTIP Units that had not been satisfied), and were considered to be outstanding Partnership Units and were subject to the right to receive the Partnership Per Share Merger Consideration (less applicable withholding taxes) at the Partnership Merger Effective Time.

Immediately prior to the REIT Merger Effective Time, each share of restricted stock of the Company automatically became fully vested (whether or not then vested or subject to any performance condition that had not been satisfied), and all shares of Common Stock represented thereby were considered outstanding and subject to the right to receive the REIT Per Share Merger Consideration (less applicable withholding taxes) at the REIT Merger Effective Time.

Redemption of Preferred Shares

At the closing of the Mergers, each share of the Company’s 8.75% Series D Cumulative Non-Convertible Preferred Stock (the “Series D Preferred Stock”) and the Company’s 9.25% Series E Cumulative Non-Convertible Preferred Stock (the “Series E Preferred Stock” and, together with the Series D Preferred Stock, the “Preferred Stock”) issued and outstanding immediately prior to the REIT Merger Effective Time was redeemed by the Company for a redemption price determined in accordance with the Articles Supplementary designating the terms of the Preferred Stock.

The foregoing descriptions of the Mergers and the other transactions contemplated by the Merger Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 22, 2015, and is incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the REIT Merger, each share of Common Stock issued and outstanding immediately prior to the REIT Merger Effective Time was converted into the right to receive the REIT Per Share Merger Consideration. At the REIT Merger Effective Time, each of the Company’s stockholders ceased to have any rights as stockholders of the Company other than the right to receive the REIT Per Share Merger Consideration.

Item 5.01	Changes in Control of the Registrant

The information provided in the Introductory Note and set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Mergers were valued at approximately $1.9 billion, including the assumption of existing debt, and were funded through a combination of (i) equity financing in an amount up to $600.0 million provided by Parent’s sponsors, (ii) the proceeds of refinancings of the Company’s existing indebtedness as contemplated by the Merger Agreement and (iii) cash on hand.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Departure of Directors

On January 27, 2016, in connection with the consummation of the Mergers, Stanley J. Olander, Jr., Glenn W. Bunting, Jr., Karl Frey, Ronald D. Gaither, Avi Israeli, Edward M. Kobel, Michael Nash, Michael Salkind and Howard Silver each resigned from the Company’s board of directors effective at the REIT Merger Effective Time. These resignations were not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

(b) Departure of Certain Officers

On January 27, 2016, effective at the REIT Merger Effective Time, the following employment agreements were terminated:

•	Employment Agreement, dated July 21, 2014, effective as of January 1, 2014, by and between the Company and Stanley J. Olander, Jr. as amended by the First Amendment, dated May 7, 2015, as amended;

•	Employment Agreement, dated May 7, 2015, by and between the Company and Gustav G. Remppies, as amended;

•	Employment Agreement, dated May 18, 2015, by and between the Company and Greg E. Brooks, as amended; and

•	Employment Agreement, dated August 3, 2012, by and between the Company and B. Mechelle Lafon.

Concurrent with the termination of the aforementioned employment agreements, the employment of each of the following officers was terminated without cause and each of the following officers was removed from the offices indicated besides such officer’s names by the Company’s board of directors and ceased to serve in such offices:

Stanley J. Olander, Jr.	Chief Executive Officer and President
Gustav G. Remppies	Senior Managing Director and Chief Operating Officer
Greg E. Brooks	Chief Financial Officer
B. Mechelle Lafon	Assistant Chief Financial Officer

(e) Compensatory Arrangements of Certain Officers

On January 26, 2016, the Company entered into a letter agreement with each of the following officers (each, an “Officer” and together, the “Officers”) to memorialize the Company’s and each Officer’s understanding regarding the termination of the Officer’s employment and to amend certain terms of the Officer’s employment agreement with the Company (the “Letter Agreements”): (i) Stanley J. Olander, Jr., Chief Executive Officer and President, (ii) Gustav G. Remppies, Senior Managing Director and Chief Operating Officer, (iii) Greg E. Brooks, Chief Financial Officer, and (iv) B. Mechelle Lafon, Assistant Chief Financial Officer. The Letter Agreements were entered into pursuant to the terms of the Merger Agreement. A description of the Merger Agreement is contained in the Company’s Definitive Proxy Statement filed on December 7, 2015.

The Letter Agreements provide for the following amendments, among others, to each Officer’s employment agreement with the Company:

•	The term of the employment agreement will end and the Officer’s employment will be terminated by the Company without “Cause” (as such term is defined in the employment agreement) upon the consummation of the REIT Merger.

•	The employment agreement will terminate upon the consummation of the REIT Merger.

•	The cash severance payment payable to the Officer upon a termination of employment by the Company without Cause will be paid to the Officer in a lump sum immediately following the effectiveness of the release of claims attached to the Letter Agreement as Exhibit A (the “Release”), which Release must become effective not later than 55 days following the Officer’s termination date. The cash severance payment payable to each Officer is equal to one and one-half (1.5) times the sum of (i) the Officer’s annual salary, plus (ii) the greater of (x) the annual bonus compensation most recently earned (whether or not paid) and (y) the average annual bonus compensation actually paid for the last three full fiscal years.

•	The Company will directly pay the Officer’s COBRA premium under its major medical group health and dental plan (including the costs of the Officer’s premium required to maintain coverage for his or her dependents) for 18 months following the Officer’s termination date, which benefits will commence immediately following the effectiveness of the Release, which Release must become effective not later than 55 days following the Officer’s termination date.

•	The covenants against competition in the employment agreement will generally terminate upon the consummation of the REIT Merger, except that the covenant prohibiting the solicitation of Company employees who continue to be employed by Milestone Management, LLC, an affiliate of Parent, following the consummation of the REIT Merger, will survive for a period of 12 months following the consummation of the REIT Merger.

•	For Messrs. Olander, Remppies and Brooks only, the “Successful Capital Transaction Bonus” (as such term is defined in the employment agreement) payable to the Officer upon the consummation of the Mergers will be paid in a cash lump sum immediately following the effectiveness of the Release, which Release must become effective not later than 55 days following the Officer’s termination date. The Successful Capital Transaction Bonus amount for each such Officer is as follows: (i) Mr. Olander, $1,000,000; (ii) Mr. Remppies, $900,000; and (iii) Mr. Brooks, $1,000,000.

The Officers’ employment agreements were amended as described above effective as of the REIT Merger Effective Time. If the consummation of the REIT Merger had not occurred or if the Merger Agreement had otherwise been terminated, then the Letter Agreements would have become null and void. Except as modified by the Letter Agreements, each Officer’s employment agreement was unchanged and in full force and effect until the termination of such employment agreement at the REIT Merger Effective Time as described in Item 5.02(b) above. A description of Mr. Olander’s employment agreement is contained in the Company’s Current Report on Form 8-K filed on July 25, 2014, and a description of the first amendment to Mr. Olander’s employment agreement is contained in the Company’s Current Report on Form 8-K filed on May 13, 2015. A description of the employment agreements of Mr. Remppies and Mr. Brooks is contained in the Company’s Current Report on Form 8-K filed on May 13, 2015. A description of Ms. Lafon’s employment agreement is contained in the Company’s Current Report on Form 8-K filed on August 8, 2012.

The foregoing description of the Letter Agreements is a summary, is not purported to be a complete description and is qualified in its entirety by reference to the Letter Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the REIT Merger, the Company ceased to exist and Monument continued as the surviving entity. Immediately after the effective time of the REIT Merger, the limited partnership agreement of the surviving entity was amended and restated. The amended and restated limited partnership agreement of the surviving entity is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events

On January 27, 2016, the Company issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial information

As permitted by Item 9.01(b)(2) of Form 8-K, Monument will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report not later than 71 calendar days after the date this Current Report must be filed.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amended and Restated Limited Partnership Agreement of Monument Intermediate Holdings, L.P., dated January 27, 2016

10.1	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Stanley J. Olander, Jr.

10.2	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Gustav G. Remppies

10.3	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Greg E. Brooks

10.4	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and B. Mechelle Lafon

99.1	Press release of Landmark Apartment Trust, Inc. dated January 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONUMENT INTERMEDIATE HOLDINGS, L.P., as successor by merger to Landmark Apartment Trust, Inc.

	By:	Monument Ventures GP, L.L.C., its general partner

		By:	Monument Partners, L.L.C., its sole member

Date: January 27, 2016			By:	/s/ Ethan Bing
				Name:	Ethan Bing
				Title:	Authorized Person

			By:	/s/ Robert P. Landin
				Name:	Robert P. Landin
				Title:	Authorized Person

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amended and Restated Limited Partnership Agreement of Monument Intermediate Holdings, L.P., dated January 27, 2016

10.1	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Stanley J. Olander, Jr.

10.2	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Gustav G. Remppies

10.3	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and Greg E. Brooks

10.4	Letter Agreement, dated January 26, 2016, by and between Landmark Apartment Trust, Inc. and B. Mechelle Lafon

99.1	Press release of Landmark Apartment Trust, Inc. dated January 27, 2016